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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2003


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


           DELAWARE                                          76-0511324

(State or other jurisdiction of                            (IRS Employer
Incorporation or organization)                          Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

  99.1   Press release dated November 6, 2003, issued by the Company.


ITEM 12. REGULATION FD DISCLOSURE

The Company is furnishing this current report on Form 8-K to report information pursuant to Item 12 - Disclosure of Operations and Financial Condition on Form 8-K. On November 6, 2003, the Company issued a press release announcing its results of operations for the three months ended September 30, 2003, a copy of such press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  November 6, 2003

                                         SYNAGRO TECHNOLOGIES, INC.


                                         By:        /s/ J. PAUL WITHROW
                                            ------------------------------------
                                             (Senior Executive Vice President &
                                                  Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1     Press release dated November 6, 2003, issued by the Company.



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